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Exhibit 10.2

          FIRST AMENDMENT TO SECOND SERIES MASTER INVESTMENT AGREEMENT
                      AND AGREEMENT REGARDING SECOND SERIES
              CONSTRUCTION SCHEDULES, COMPLETION DATES, AND BUDGETS


         THIS FIRST AMENDMENT TO SECOND SERIES MASTER INVESTMENT AGREEMENT AND AGREEMENT REGARDING SECOND SERIES CONSTRUCTION SCHEDULES, COMPLETION DATES, AND BUDGETS (this "Amendment") is made by and between BALANCED CARE CORPORATION ("BCC"), BCC DEVELOPMENT AND MANAGEMENT CO. ("Developer"), a Delaware corporation, C&G HEALTHCARE AT PENSACOLA, L.L.C., C&G HEALTHCARE AT TALLAHASSEE, L.L.C., C&G HEALTHCARE AT HAGERSTOWN, L.L.C., C&G HEALTHCARE AT JOHNSON CITY, L.L.C., and C&G HEALTHCARE AT TEAY'S VALLEY, L.L.C. (such Delaware limited liability companies being hereinafter individually referred to as a "Tenant" and collectively as "Tenants"), and NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation ("NHP"), and joined herein by KEVIN L. SHERRY ("Sherry"), solely for the purposes of acknowledging the changes in the Transaction Documents (defined below) set forth in this Amendment and reaffirming his obligations under the Note Guaranties (defined below).

                                    RECITALS:

         A. NHP, the Tenants (as individual tenants under separate leases), and/or BCC have previously entered into a series of five (5) transactions, as specifically set forth in Exhibit "A" of the Master Agreement (defined below) (hereinafter individually referred to as a "Transaction" and collectively referred to as the "Transactions"), each of which included the purchase, lease, and development of certain tracts or parcels of real property, together with all improvements thereon, all personal property to be leased therewith, and all appurtenances thereto (hereinafter individually referred to as a "Property" and collectively referred to as the "Properties").

         B. As a part of the Transactions, (i) the Properties were each leased from NHP by the applicable Tenant, pursuant to the terms and conditions set forth in a lease and security agreement (hereinafter individually referred to as a "Lease" and collectively referred to as the "Leases"), which Leases were all amended pursuant to the provisions of a First Amendment to Lease and Security Agreements ("First Lease Amendment"), made effective as of the respective execution dates of the Leases, and are to be further amended pursuant to the provisions of a Second Amendment to Lease and Security Agreements ("Second Lease Amendment"), being entered into contemporaneous herewith; as additional
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security for the obligations of Tenants under each respective Lease, BCC entered into certain shortfall funding agreements and option agreements with the Tenants, and certain corresponding working capital assurance agreements with NHP (collectively, the "Capital Agreements"), whereby BCC agreed to make working capital loans to the applicable Tenant, and as further security, NHP is party to deposit pledge agreements (collectively, the "Deposit Agreements") whereby each applicable Tenant pledges a minimum amount of capital as a working capital reserve for its operations; (iii) each Property has been or is being developed, used, and licensed (by the State in which such Property is located) as an assisted living facility, personal care home, independent living facility, or similar adult care facility (hereinafter individually referred to as a "Facility" and collectively referred to as the "Facilities"), including any applicable ancillary services for independent living, skilled nursing, rehabilitation, or Alzheimer's or dementia care; (iv) BCC DEVELOPMENT AND MANAGEMENT CO. ("Developer"), a Delaware corporation wholly owned by BCC, acted or is acting as developer of each of the Properties, pursuant to the terms and conditions of development agreements (hereinafter individually referred to as a "Development Agreement" and collectively referred to as the "Development Agreements") entered into by and between Developer and NHP; (v) BCC guaranteed the obligations of Developer under each respective Development Agreement and the completion of all improvements contemplated in such Development Agreements, pursuant to a guaranty agreement with NHP (collectively, the "Development Guaranties"), (vi) each of the Tenants entered into a management agreement with a newly formed subsidiary of BCC, whereby such BCC subsidiary agreed to manage the respective Facility on behalf of the respective Tenant (such BCC subsidiaries being hereinafter collectively referred to as the "Managers"),
(vii) BCC indemnified NHP with respect to possible environmental hazards on each applicable Property by means of environmental indemnification agreements (collectively, the "Environmental Indemnifications"), and (viii) NHP, as applicable, granted rights of first refusal to BCC with respect to any proposed sales of the Properties, by means of right of first refusal agreements (collectively, the "Refusal Agreements") (hereinafter individually referred to as a "Refusal Agreement" and collectively referred to as the "Refusal Agreements"), (x) in order to assist Tenants with ceratin startup costs, NHP made loans (hereinafter individually referred to as a "Senior Loan" and collectively referred to as the "Senior Loans") to the Tenants pursuant to the terms of certain promissory notes, certain guarantees made by Sherry for the benefit of NHP of repayment of up to fifteen percent (15%) of the principal of such Senior Loans (collectively, the "Note Guaranties"), and other related security documents (such notes, Note Guaranties, and

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other security documents being hereinafter collectively referred to as the
"Senior Loan Documents"), and (xi) the parties hereto previously entered into that certain Second Series Master Investment Agreement (the "Master Agreement"), dated March 27, 1998, whereby the parties agreed that certain provisions related to NHP's maximum investment, cross default, cross renewal, purchase options, development fees, and budgets would govern all the Transactions. The documents and instruments defined or described in this Paragraphs A. and B. of these Recitals are hereinafter collectively referred to as the "Transaction Documents".

         C. Due to unforeseen delays in construction of some of the Facilities, revisions to the Budgets, and changes in NHP's Maximum Investment (as defined in the Master Agreement), the parties have agreed to establish new Construction Schedules and Completion Dates with respect to the delayed Facilities, establish new Budgets for all the Facilities, and permit certain increases in NHP's Maximum Investment.

         D. It has been determined by the parties that it is necessary and desirable to amend the Master Agreement in the manner set forth in this Amendment.

         NOW, THEREFORE, taking the foregoing paragraphs A through D (the "Recitals") into account, and in consideration of the mutual covenants, agreements, and conditions set forth herein and in the Transaction Documents described in the Recitals, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Definitions. All provisions of the Transaction Documents described in the Recitals shall remain in full force and effect as if restated herein, except as such provisions may clearly conflict with the terms of this Amendment, and any words or phrases which are defined terms in such documents shall have the same meaning in this Amendment (except as otherwise defined pursuant to the changes set forth in this Amendment).

         2. Amendments to Lease. The parties hereto hereby acknowledge and agree to be bound by the terms and provisions of the First Lease Amendment and the Second Lease Amendment.

         3. Construction Schedules, Completion Dates, and Budgets. The parties hereto hereby acknowledge that some of the Facilities (i) have not been completed in accordance with the Construction Schedule (as defined in Section
2.2 of the respective Development Agreements) originally provided to NHP with respect to each of

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such Facilities, (ii) have not been completed within thirteen (13) months after the Execution Date of the Development Agreement related to each of such Facilities (as required under Section 2.5 of the respective Development Agreements), and/or (iii) that the Budgets for some or all of the Facilities have been or will be exceeded, or have otherwise changed, from the Budgets originally approved by NHP. The owners, names and locations of all the Facilities, together with the original execution dates of the related Development Agreements and the actual or newly scheduled completion dates (hereinafter collectively referred to as the "New Completion Dates") for all the Facilities are set forth in Exhibit "A" attached hereto and incorporated herein for all purposes. With respect to any Facility which has not been completed (hereinafter individually referred to as an "Incomplete Facility") as of the Effective Date (defined below) of this Agreement, the parties hereto hereby agree to waive any and all penalties related to Developer's failure to complete such Facility in accordance with the original Construction Schedule for such Facility or by the originally required Completion Date for such Facility. The parties hereto hereby further agree that, notwithstanding anything in the Development Agreements or the Leases to the contrary, (a) the term "Completion Date", for purposes of the Master Agreement, the Development Agreements and the Leases, shall mean the New Completion Dates set forth with respect to each Facility in Exhibit "A" hereof, (b) the term "Construction Schedule", for purposes of any Development Agreement related to an Incomplete Facility, shall mean the Construction Schedule set forth with respect to such Incomplete Facility in Exhibit "B" attached hereto and incorporated herein for all purposes, and (c) the term "Budgets", for purposes of the Master Agreement and any Development Agreement, shall mean and refer to those certain amended and restated Budgets for each Facility set forth in Exhibit "C" attached hereto and incorporated herein for all purposes.

         4.       Increases in NHP's Maximum Investment.

         (a) The parties hereby acknowledge and agree that the Budgets attached hereto as Exhibit "C" shall include amounts ("Equipment Amounts") for additional funds for new equipment, furniture, furnishings and other personal property (hereinafter collectively referred to as the "New Equipment") purchased or to be purchased on behalf of NHP by Developer, and then leased under the Leases to the respective Tenants for use at the respective Facilities. The portion of the Equipment Amounts set aside for each respective Facility shall be clearly set forth in the Budgets attached as Exhibit "C" hereof. Applications for Payment for the New Equipment shall be made by Developer in the manner required under and in compliance with Paragraph 2.11(e) and the

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other provisions of applicable Development Agreements. Effective as of the date of payment, any amounts paid by NHP for New Equipment at each Facility shall be treated as a Development Advance under the Development Agreement for such Facility, and correspondingly, under the respective Leases (for all purposes, including, without limitation, calculation of Minimum Rent accruing or payable thereunder) as advances under such Development Agreements for Work and as increases in Landlord's Investment in such Facility, regardless of whether such Facility is an Incomplete Facility or is already operating. For purposes of the Master Agreement, the term "NHP's Maximum Investment" shall be treated for all purposes as having been increased by the Equipment Amounts. For purposes of the Development Agreements, the maximum permitted Development Advance shall be treated for all purposes as having been increased by that portion of the Equipment Amounts attributable to the Facility to which such Development Agreement relates.

         (b) The parties hereby acknowledge that, pursuant to the Capital Agreements between BCC and the Tenants, BCC or a BCC Affiliate (as defined in Appendix 1 to the Capital Agreements) has the option to purchase all the equity ownership interests in, or assets of, each individual Tenant. The Parties hereby agree that in connection with the purchase by BCC or a BCC Affiliate of all of the equity ownership interests in, or assets of, a Tenant, BCC shall have the option to require, subject to the conditions set forth below in this Paragraph 4(b), that NHP increase the Landlord's Investment (as defined in the applicable Lease) in such Tenant's Lease by a lump sum (the "Working Capital Payoff") equal to the principal amount then outstanding on the Senior Loan made by NHP to such Tenant, together with all accrued but unpaid interest thereon and all other amounts due and payable to NHP under the applicable Senior Loan Documents. The Working Capital Payoff shall be advanced by NHP to pay in full the applicable Senior Loan, and all other amounts then due and owing in connection with such Senior Loan to NHP; provided, however, NHP shall be under no obligation to advance such Working Capital Payoff unless (i) no uncured Event of Default exists under the applicable Lease or any other Leases or Transaction Documents, and (ii) BCC or a BCC Affiliate has exercised the right to acquire all of the equity ownership interests in, or assets of, the applicable Tenant. The Working Capital Payoff shall be advanced by NHP on the date that BCC or a BCC Affiliate closes the purchase of the equity ownership interests in, or all of the assets of, the applicable Tenant. Upon advancing the Working Capital Payoff amount, all amounts due and owing to NHP in connection with the applicable Senior Loan shall be paid in full from such Working Capital Payoff, all obligations of the Tenant under the applicable Senior Loan Documents shall be extinguished,

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and the Landlord's Investment under the applicable Lease shall be increased (as of the date that the Working Capital Payoff is advanced) on a dollar for dollar basis by the amount of the Working Capital Payoff. For purposes of the Master Agreement, the term "NHP's Maximum Investment" shall be treated for all purposes as having been increased by the Working Capital Payoff.

         5. Miscellaneous. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document. This Amendment shall be binding upon the successors and permitted assigns of the parties hereto (and the Affiliates of such parties, successors, and permitted assigns). This Amendment shall be construed and enforced in accordance with the internal laws of the State of Texas, without regard to the rules governing choice of law. The parties hereto agree that venue for any and all lawsuits related to this Amendment shall be in Harris County, Texas.

         This Amendment is made effective as of June 30, 1999 (the "Effective Date").

                                   "NHP"

                                   NATIONWIDE HEATH PROPERTIES, INC.,
                                   a Maryland corporation


                                   By: /s/ Gary E. Stark              (SEAL)
                                   Name:     Gary E. Stark
                                   Title:    Vice President

                                   "BCC"

                                   BALANCED CARE CORPORATION,
                                   a Delaware corporation


                                   By: /s/ Robin L. Barber            (SEAL)
                                   Name:     Robin L. Barber
                                   Title:    Senior Vice President and
                                             Legal Counsel


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                                   "Developer"

                                   BCC DEVELOPMENT AND MANAGEMENT CO.,
                                   a Delaware corporation


                                   By: /s/ Robin L. Barber                (SEAL)
                                   Name:     Robin L. Barber
                                   Title:    Vice President and
                                             Secretary

                                   "Tenants"

                                   C&G HEALTHCARE AT PENSACOLA,
                                   L.L.C., a Delaware limited
                                   liability company


                                   By: /s/ Kevin L. Sherry                (SEAL)
                                   Name:     Kevin L. Sherry
                                   Title:    Sole Member and President

                                   C&G HEALTHCARE AT TALLAHASSEE,
                                   L.L.C., a Delaware limited
                                   liability company


                                   By: /s/ Kevin L. Sherry                (SEAL)
                                   Name:     Kevin L. Sherry
                                   Title:    Sole Member and President

                                   C&G HEALTHCARE AT HAGERSTOWN,
                                   L.L.C., a Delaware limited
                                   liability company


                                   By: /s/ Kevin L. Sherry                (SEAL)
                                   Name:     Kevin L. Sherry
                                   Title:    Sole Member and President

                                   C&G HEALTHCARE AT JOHNSON CITY,
                                   L.L.C., a Delaware limited
                                   liability company


                                   By: /s/ Kevin L. Sherry                (SEAL)
                                   Name:     Kevin L. Sherry
                                   Title:    Sole Member and President


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                                   C&G HEALTHCARE AT TEAY'S VALLEY,
                                   L.L.C., a Delaware limited
                                   liability company


                                   By: /s/ Kevin L. Sherry                (SEAL)
                                   Name:     Kevin L. Sherry
                                   Title:    Sole Member and President


          Joined herein by Kevin L. Sherry, the sole member of Elder Care Operators, LLC, solely for the purposes of acknowledging the changes in the Transaction Documents set forth in this Amendment and reaffirming his obligations under the Note Guaranties.


                                                   /s/ Kevin L. Sherry
                                                   KEVIN L. SHERRY, individually

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